UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  May 22, 2009
                                                 -------------------------


                              HASBRO, INC.
                          --------------------
         (Exact name of registrant as specified in its charter)



 RHODE ISLAND                    1-6682                    05-0155090
--------------                ------------             -------------------
  (State of                   (Commission                 (IRS Employer
Incorporation)                File Number)             Identification No.)



1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862
------------------------------------------             -------------------
 (Address of Principal Executive Offices)                  (Zip Code)


                             (401) 431-8697
                     -------------------------------
           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01 Other Events

     On April 29, 2009, Hasbro, Inc. ("Hasbro"), entered an agreement with Discovery Communications, LLC, a Delaware limited liability company ("Discovery") and Discovery's ultimate parent, Discovery Communications, Inc., a Delaware corporation ("DCI") which provided that upon the closing (the "Closing") of the transactions contemplated by the agreement, Hasbro would purchase a 50% interest in a limited liability company subsidiary of Discovery (hereafter referred to as the "Joint Venture") which would own the Discovery Kids Network in the United States, and Hasbro would enter into various other arrangements related to the Joint Venture. This agreement and these arrangements were described in a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 30, 2009.

     The Closing took place on May 22, 2009 and Hasbro has now completed its purchase of a 50% interest in the Joint Venture from Discovery for a purchase price of $300 million. A copy of the May 22, 2009 press release announcing the Closing is attached as exhibit 99 to this report.

     Hasbro has funded this purchase price from available cash and portions of the proceeds of its offering of $425 million in aggregate principal amount of 6.125% Notes which were issued on May 13, 2009 (the "May Debt Offering").

     Hasbro had previously obtained a financing commitment from Bank of America, N.A. and RBS Citizens, N.A. providing Hasbro with the ability to borrow up to $200 million for up to one year (the "Financing Commitment"), subject to customary borrowing conditions, including the absence of a material adverse event impacting Hasbro's business. This financing commitment could have been utilized to pay a portion of the purchase price for the 50% interest in the Joint Venture. However, upon the closing of the May Debt Offering Hasbro terminated the Financing Commitment. No amounts were borrowed pursuant to the Financing Commitment.


Item 9.01 Financial Statements and Exhibits.

     (d)  Exhibits

     99  Press Release, dated May 22, 2009

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HASBRO, INC.
                                        ------------
                                       (Registrant)


Date: May 22, 2009                        By:  /s/ David D.R. Hargreaves
                                              --------------------------
                                              David D.R. Hargreaves
                                              Chief Operating Officer
                                              (Duly Authorized Officer)

                                 Hasbro, Inc.
                          Current Report on Form 8-K
                              Dated May 22, 2009

                                Exhibit Index



Exhibit No.                               Exhibits

   99                     Press Release, dated May 22, 2009